Exhibit 10.2

Fourth Consent and Waiver Agreement

This Fourth Consent and Waiver Agreement (“Agreement”) is made and entered into as of November 15, 2011, by and among The Brainy Brands Company, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (“Subscribers”).  Capitalized terms used but not defined herein will have the meanings assigned to them in the Subscription Agreements (as defined below).

WHEREAS, the Company and Subscribers entered into Subscription Agreements dated as of November 24, 2010, April 18, 2011, and August 11, 2011 (“August Offering”) (each a “Subscription Agreement”); and

WHEREAS, pursuant to the Subscription Agreements, the Company issued to the Subscribers secured convertible promissory notes (“Notes”) and Warrants (the “Warrants”);

WHEREAS, under that certain Third Consent and Waiver Agreement between the Company and the parties identified on the signature pages thereto (the “Third Consent and Waiver”), entered into in connection with the Second Closing under the August Offering, the Company agreed to use its best efforts to obtain an increase in the amount of authorized Common Stock (the “Increase”) to 500,000,000 shares, not later than December 1, 2011.

WHEREAS, pursuant to the Third Consent and Waiver, failure to effectuate the Increase on or before December 1, 2011 is an Event of Default under the Notes;

WHEREAS, pursuant to that certain Amendment to Note and Warrant between the Company and the parties identified on the signature pages thereto, the Conversion Price of the Notes and the Purchase Price of the Warrant Shares has been reduced to $0.08  (the “Conversion and Purchase Price Reduction”);

WHEREAS, the Subscribers desire to (i) waive the requirement for the Company to effectuate the Increase, (ii) consent to the Company effecting a 10-to-1 reverse split of its common stock by April 1, 2012,  (iii) waive the last sentence of Section 3.3 of all of the Warrants issued pursuant to the Subscription Agreements entered into on November 24, 2010 and April 18, 2011 (the “November 2010 and April 2011 Subscription Agreement Warrants”), with respect to (a) the Conversion and Purchase Price Reduction, and (b) any future action taken by the Company, such that as of the date of this Agreement, the last sentence of Section 3.3 of the November 2010 and April 2011 Subscription Agreement Warrants will be deemed to have been removed, and (iv) waive the Company’s obligation to comply with Schedule 9(e) to the August Offering Subscription Agreement, such that the Company’s use of proceeds from the August Offering (including the Initial Closing and the Second Closing) will be in the Company’s sole discretion;

NOW, THEREFORE, the Company and the Subscribers hereby agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreements shall have the meanings given to such terms in the Subscription Agreements.

2.           Waiver of Increase. The Majority in Interest hereby waive the requirement that the Company effectuate the Increase.

3.           Reverse Split. The Company shall use its best efforts to effect a 10-to-1 reverse split of its common stock by April 1, 2012 (the “Reverse Split”).  The Majority in Interest hereby consent to the Reverse Split.

4.           Waiver of November 2010 and April 2011 Subscription Agreement Warrant Exploding Feature. The Majority in Interest knowingly waive the application of the last sentence of Section 3.3 of each of the November 2010 and April 2011 Subscription Agreement Warrants, with respect to (i) the Conversion and Purchase Price Reduction, and (ii) any future action taken by the Company, such that, as of the date of this Agreement, the last sentence of Section 3.3 of the November 2010 and April 2011 Subscription Agreement Warrants  will be deemed to have been removed, and there will be no further adjustment of the number of Warrant Shares that may be purchased upon full exercise of each of such November 2010 and April 2011 Subscription Agreement Warrants, as a result of (a) the Conversion and Purchase Price Reduction, or (b) any future action by the Company.

5,           Waiver of Schedule 9(e) to August Offering Subscription Agreement. The Majority in Interest hereby waive the Company’s obligation to comply with Schedule 9(e) to the August Offering Subscription Agreement, such that the Company’s use of proceeds from the August Offering (including the Initial Closing and the Second Closing) will be in the Company’s sole discretion.

6.           Full Force and Effect.   Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscribers may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Subscribers may be parties to, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscribers may be parties to.  This Agreement shall be included in the definition of the Transaction Documents.

7.           Holding Period.  The Company acknowledges and agrees that the holding period of the Securities issued pursuant to the Transaction Documents for purposes of Rule 144 under the Securities Act of 1933 remains unaffected by the terms and transactions described in this Agreement, and is not reset or restarted in any way as a result of the terms and transactions described in this Agreement.

8.           Agreement.  Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

9.           Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

10.           Governing Law.  This Agreement will be governed by and interpreted in the same manner as the Transaction Documents.

11.           Amendments.  This Agreement and any term hereof may be changed, waived, discharged or terminated in the same manner as the Transaction Documents.

12.           Severability.   The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

[Signature page to follow]

IN WITNESS WHEREOF, the Company and the undersigned have caused this Agreement to be executed as of the date first written above.

THE BRAINY BRANDS COMPANY INC.
the “Company”

By:	/s/ John Benfield

“SUBSCRIBERS”

ALPHA CAPITAL ANSTALT		WHALEHAVEN CAPITAL FUND LIMITED

By:	/s/ Konrad Ackerman	By:	/s/ Eric Weisblum
	Name: Konrad Ackerman		Name: Eric Weisblum
	Title: Director		Title:
	Principal Amount of Notes held: $500,000 (11/24/10)		Principal Amount of Notes held: $500,000 (11/24/10)
	Principal Amount of Notes held: $137,500 (4/18/11)		Principal Amount of Notes held: $125,000 (4/18/11)
	Principal Amount of Notes held: $137,500 (5/20/11)		Principal Amount of Notes held: $125,000 (5/20/11)
	Principal Amount of Notes held: $72,800 (8/11/11)		Principal Amount of Notes held: $65,000 (8/11/11)
	Principal Amount of Notes held: $75,000 (9/23/11)		Principal Amount of Notes held: $25,000 (9/23/11)

	FLM HOLDINGS LLC	FJD HOLDINGS LLC

By:	/s/ Samuel DelPresto	By:	/s/ Frank D’Agostino Jr
	Name: Samuel DelPresto		Name: Frank D’Agostino Jr.
	Title: Managing Member		Title: Managing Member
	Principal Amount of Notes held: $206,488.89 (11/24/10)		Principal Amount of Notes held: $250,000 (11/24/10)
Principal Amount of Notes held: $150,000 (4/18/11)
Principal Amount of Notes held: $150,000 (5/20/11)
Principal Amount of Notes held: $25,000 (9/23/11)

BRILLIANT SINO INVESTMENT LIMITED

By:  /s/ Andrew Lee
Name:  Andrew Lee
Title: Director
Principal Amount of Notes held: $300,000 (5/5/11)
Principal Amount of Notes held: $10,000 (9/23/11)

BRIO CAPITAL L.P.		EDWARD KARR

By:	/s/ Shaye Hirsch	By:	/s/ Edward Karr
	Name: Shaye Hirsch		Principal Amount of Notes held: $100,000 (11/24/10)
	Title: Managing Partner		Principal Amount of Notes held: $10,000 (9/23/11)
Principal Amount of Notes held: $150,000 (11/24/10)
Principal Amount of Notes held: $37,500 (4/18/11)
Principal Amount of Notes held: $37,500 (5/20/11)
Principal Amount of Notes held: $20,800 (8/11/11)
Principal Amount of Notes held: $10,000 (9/23/11)

ADVENTURE VENTURES LLC		OSHER CAPITAL PARTNERS LLC

By:	/s Ari Kluger	By:	/s Ari Kluger
	Name:		Name:
	Title:		Title:
	Principal Amount of Notes held: $125,000 (11/24/10)		Principal Amount of Notes held: $125,000 (11/24/10)
	Principal Amount of Notes held: $36,400 (8/11/11)		Principal Amount of Notes held: $62,500 (4/18/11)
Principal Amount of Notes held: $62,500 (5/20/11)

MAIELLA INVESTMENT HOLDINGS LLC		BRISTOL INVESTMENT FUND, LTD.

By:	/s/ Gerard Adams	By:	/s/ Paul Kessler
	Name: Gerard Adams		Name: Paul Kessler
	Title:		Title: Director
	Principal Amount of Notes held: $150,000 (11/24/10)		Principal Amount of Notes held: $280,000 (11/24/10)
Principal Amount of Notes held: $50,000 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)
Principal Amount of Notes held: $25,000 (8/11/11)
Principal Amount of Notes held: $25,000 (9/23/11)

BRISTOL CAPITAL ADISORS		BRISTOL CAPITAL, LLC
PROFIT SHARING PLAN

By:	/s/ Paul Kessler	By:	Name: Paul Kessler
	Name:Paul Kessler		By: /s/ Paul Kessler
	Title: Authorized Signatory		Title: Manager
	Principal Amount of Notes held: $40,000 (11/24/10)		Principal Amount of Notes held: $80,000 (11/24/10)
Principal Amount of Notes held: $50,000 (4/18/11)
Principal Amount of Notes held: $50,000 (5/20/11)

WHALEHAVEN OPPORTUNITIES FUND L.P.		AMPERSAND MANAGEMENT AS TRUSTEE
OF THE MUNT TRUST

By:	/s/ Eric Weisblum	By:	/s/ Jean Paul Le Coeq/Isabelle Spaeth
	Name: Eric Weisblum		Name: Jean Paul Le Coeq/Isabelle Spaeth
	Title: Partner		Title: Authorized Signatories
	Principal Amount of Notes held: $25,000 (4/18/11)		Principal Amount of Notes held: $25,000 (4/18/11)
	Principal Amount of Notes held: $25,000 (5/20/11)		principal Amount of Notes held: $25,000 (5/20/11)

CANYONS TRUST		PARK INVESTMENT HOLDINGS, LLC

By:	/s/ James F. Heekin Jr.	By:	/s/ Steven Spiegel
	Name: James F. Heekin Jr.		Name: Steven Spiegel
	Title: Its Trustee		Title:
	Principal Amount of Notes held: $50,000 (4/18/11)		Principal Amount of Notes held: $37,500 (4/18/11)
	Principal Amount of Notes held: $50,000 (5/20/11)		principal Amount of Notes held: $37,500 (5/20/11)

    The Company represents and acknowledges that the Subscribers whose signatures are appended to this Agreement constitute a Majority in Interest.

THE BRAINY BRANDS COMPANY INC.
the “Company”

/s/ John Benfield
By: John Benfield